UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2007.

SINOBIOMED INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-128399 (Commission File Number)	20-1945139 (IRS Employer Identification No.)

Lane 4705, No. 58, North Yang Gao Rd. Pudong New Area Shanghai, China (Address of principal executive offices)	201206 (Zip Code)

Registrant's telephone number, including area code 011-86-21-58546923

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CRF 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 6, 2007, Sinobiomed Inc. (the “Company”) through its 82% owned subsidiary, Shanghai Wanxing Bio-pharmaceuticals Co., Ltd. (“Shanghai Wanxing”), entered into a formal equity transfer contract (the “Equity Transfer Contract”) with the equity owners of Suzhou Boai Medical Development Co., Ltd. (“Suzhou Boai”), a pharmaceutical distribution company organized under the laws of the P.R. China, to acquire 90% of the equity in Suzhou Boai in exchange for the payment of a transfer fee (the “Transfer Fee”) to the equity owners of Suzhou Boai.

Under the contract, all the equity owners of Suzhou Boai will transfer all of their equity to Shanghai Wanxing, except for one equity owner who will retain a 10% interest, for an aggregate Transfer Fee of RMB18 million (approximately USD$2.4 million).

The Transfer Fee, the final determination of which is subject to a due diligence report, shall be two times the authorized capital of Suzhou Boai (RMB18 million, or approx. USD$2,400,000.00). Shanghai Wanxing shall pay: (i) 30% of the Transfer Fee (RMB5.4 million, or approx. USD$720,000) three days after signing the Equity Transfer Contract, which has already been paid as of August 7, 2007; (ii) 55% of the Transfer Fee (RMB9.9 million, or approx. USD$1,320,000) one week after registration of the equity alteration; and (iii) 15% of the Transfer Fee (RMB2.7 million, or approx. USD$360,000) a half year after registration of the equity alteration. After receiving 30% of the Transfer Fee, which has already been paid, the equity owners of Suzhou Boai shall be responsible for obtaining government administrative approval and registering the equity alteration.

The foregoing description of the Equity Transfer Contract does not purport to be complete and is qualified in its entirety by reference to the Equity Transfer Contract, which was attached as Exhibit 10.1 to the Form 8-K filed on August 10, 2007, which is incorporated herein by reference.

About Suzhou Boai Medical Development Co., Ltd.

Suzhou Boai Medical Development Co., Ltd. is a pharmaceutical distribution company located in Suzhou, China engaged in the wholesale supply of biological products, chemical medicines and Chinese traditional medicine. Suzhou Boai has been Good Supply Practice certified by the Chinese Food and Drug Administration and has two 100% owned subsidiaries, Suzhou Boai Vaccine Sales Co., Ltd. which sells vaccines, and Suzhou Boai Medical Instrument Co., Ltd. which sells medical devices.

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 26, 2007, the equity owners of Suzhou Boai holding 90% of the equity of Suzhou Boai formally transferred their equity ownership of Suzhou Boai to Shanghai Wanxing. On September 3, 2007, 55% of the Transfer Fee RMB 9.9 million (US$1,320,000) was then due to the former equity owners of Suzhou Boai, however, the Company has not paid this amount as of October 15, 2007 and has received an extension from the former equity owners of Suzhou Boai on the payment of 55% of the Transfer Fee until October 25, 2007.

As of August 26, 2007, Shanghai Wanxing is registered as the 90% equity owner of Suzhou Boai.

Item 9.01. Financial Statements and Exhibits.

The following financial statements are included in this Form 8-K/A.

Audited Financial Statements of Suzhou Boai Medical Development Co., Ltd. for the fiscal year ended December 31, 2006

Report of Independent Registered Public Accounting Firm

Balance Sheet as at December 31, 2006

Statement of Operations for the years ended December 31, 2006 and 2005

Statement of Cash Flows for the years ended December 31, 2006 and 2005

Statement of Stockholder’s Equity (Deficit) for the year ended December 31, 2006

Notes to Financial Statements

Unaudited Financial Statements of Suzhou Boai Medical Development Co., Ltd. for the six month period ended June 30, 2007

Balance Sheet as at June 30, 2007

Statement of Operations for the six month period ended June 30, 2007 and 2006

Statement of Cash Flows for the six month period ended June 30, 2007 and 2006

Statement of Stockholder’s Equity (Deficit) for the six month period ended June 30, 2007

Notes to Financial Statements

Pro Forma Consolidated Financial Information

Introduction to Pro Forma Consolidated Financial Information for the period ended December 31, 2006

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006

Explanatory Notes to the Pro Forma Consolidated Financial Information for the period ended December 31, 2006

Introduction to Pro Forma Consolidated Financial Information for the period ended June 30, 2007

Pro Forma Consolidated Balance Sheet as at June 30, 2007

Pro Forma Consolidated Statement of Operations for the six month period ended June 30, 2007

Explanatory Notes to the Pro Forma Consolidated Financial Information for the period ended June 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2007

SINOBIOMED INC.

By:	/s/ Ka Yu
Name:	Ka Yu
Title:	Secretary, Treasurer and Director

Report of Independent Registered Public Accounting Firm

Board of Directors
Suzhou Boai Medical Development Co. Ltd.

We have audited the accompanying balance sheet of Suzhou Boai Medical Development Co. Ltd., as of December 31, 2006, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended December 31, 2006 and 2005.These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Suzhou Boai Medical Development Co. Ltd. as of December 31, 2006, and the results of its operations and cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1, the Company has working capital and accumulated deficits, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SCHUMACHER & ASSOCIATES, INC.

Denver, Colorado
October 15, 2007

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Balance Sheet
(Expressed in US Dollars)

Note 1 - Basis of Presentation - going concern	December 31
2006

ASSETS

CURRENT ASSETS
Cash	$223,673
Accounts receivable (Note 3)	4,089,070
Loans to unrelated parties (Note 4)	101,486
Shareholder loans (Note 8)	63,637
Inventory (Note 5)	1,189,064
Prepaid expenses and deposits	336,851
Total current assets	6,003,781

Fixed assets (Note 6)	476,646

Total assets	$6,480,427

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term loans (Note 7)	$2,129,663
Accounts payable	3,987,482
Liabilities of discontinued operations	33,062
Other current liabilities	106,537
Total current liabilities	6,256,744

COMMITMENTS AND CONTINGENCIES (Notes 1, 2, 3, 4, 5, 7, 8, 9, 10 and 12)

STOCKHOLDERS' EQUITY
Registered capital	863,200
Additional paid-in capital	2,770
Accumulated deficit	(650,133)
Accumulated other comprehensive income	7,846
Total stockholders' equity	223,683

Total liabilities and stockholders' equity	$6,480,427

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Statements of Operations
(Expressed in US Dollars)

	Years ended December 31
	2006	2005

REVENUE
Sales	$18,298,863	$16,727,580
Cost of goods sold	17,212,397	15,597,378
Gross profit	1,086,466	1,130,202

EXPENSES
Advertising and promotion	294,289	316,905
Depreciation	35,081	39,282
Bad debts	28,886	47,790
Salaries and benefits	251,454	229,121
Other	516,639	471,473
Total expenses	1,126,349	1,104,571

Net income (loss) for the year before interest and discontinued operations	(39,883)	25,631

INTEREST EXPENSE	80,977	79,979

Net (loss) for the year before discontinued operations	(120,860)	(54,348)

(LOSS) FROM DISCONTINUED OPERATIONS	(7,982)	(18,262)

Net (loss) for the year	(128,842)	(72,610)

Other comprehensive income (loss)
Foreign currency translation	7,943	(97)

Comprehensive (loss)	$(120,899)	$(72,707)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Statements of Cash Flows
(Expressed in US Dollars)

	Years Ended December 31
	2006	2005
Cash and cash equivalent from (used in) operating activities:

Net (loss)	$(128,842)	$(72,610)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	35,081	39,282
Loss on disposition of fixed assets	12,500	1,278
Minority interest in net loss of discontinued operation	-	(2,523)
Net change in operating assets and liabilities:
Accounts receivable	(894,139)	341,757
Inventory	(500,646)	(193,117)
Prepaid expenses and deposits	104,777	(344,036)
Assets held in discontinued operations	-	43,892
Accounts payable	216,241	516,972
Liabilities of discontinued operations	9,177	(6,439)
Other current liabilities	(85,599)	45,283

Net cash and cash equivalent from (used in) operating activities	(1,231,450)	369,739

Cash and cash equivalent from (used in) investing activities:
Purchases of fixed assets	(439,731)	(15,973)
Proceeds of disposition of fixed assets	22,241	-
Proceeds of disposition of investments	-	6,040

Net cash and cash equivalent (used in) investing activities	(417,490)	(9,933)

Cash and cash equivalent from (used in) financing activities:
Loans made to unrelated parties	-	(13,525)
Repayment of loans by unrelated parties	9,588	-
Loans made to shareholders	(63,637)	-
Contributions of capital by shareholders	500,800	-
Increase in short-term loans	1,050,595	-
Repayments of short-term loans	-	(53,155)
Loans received from shareholders	-	1,147
Repayments of loans from shareholders	(45,843)	-
Net cash and cash equivalent from (used in) financing activities	1,451,503	(65,533)

Effect of other comprehensive income (loss) on cash	4,443	(3,296)

Increase (decrease) in cash and cash equivalent	(192,994)	290,977

Cash and cash equivalent, beginning of period	416,667	125,690
Cash and cash equivalent, end of period	$223,673	$416,667

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Statement of Stockholders' Equity (Deficit)
(Expressed in US Dollars)

	Registered Capital	Additional paid-in capital	Cumulative Other Comprehensive Income (loss)	(Deficit)	Stockholders’ Equity (Deficit)

Balance December 31, 2004	$362,400	$2,770	$-	$(448,681)	$(83,511)

Net loss for the period	-	-	(97)	(72,610)	(72,707)

Balance December 31, 2005	$362,400	$2,770	$(97)	$(521,291)	$(156,218)

Contributions of capital by shareholders July 11, 2006 pursuant to increase in registered capital	500,800	-	-	-	500,800
Net loss for the period	-	-	7,943	(128,842)	(120,899)

Balance December 31, 2006	$863,200	$2,770	$7,846	$(650,133)	$223,683

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

1. BASIS OF PRESENTATION - GOING CONCERN

These consolidated financial statements have been prepared on a going-concern basis which assumes that the Company will be able to realize assets and discharge liabilities in the normal course of business for the foreseeable future.

The Company has experienced losses since commencement of operations amounting to $650,133, and has working capital and accumulated deficits as of December 31, 2006, which raise substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to meet its commitments as they become payable is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations. There are no assurances that the Company will be successful in achieving these goals.

The Company operates in an industry and country where prices are subject to government control. The Company’s ability to set prices to generate sufficient gross profit to cover operating costs is limited. Management’s plan is to actively search for new sources of capital, and to use new capital to reduce debt and expand operations to in order to reduce interest costs and increase gross profit through greater sales volume. See subsequent events Note 12 related to the sale of 90% of the Company.

These financial statements do not give effect to adjustments to the amounts and classifications to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

The Company was established as a state-owned enterprise under the laws of the People’s Republic of China on September 19, 1992 with the name Suzhou Boai Medicine and Health Care Products Service Company. In 2001 the Company changed its name to Suzhou Boai Medical Development Co. Ltd. On September 25, 2001 the Company became a private company without shares. Under Chinese law this type of company does not issue shares, but has registered capital contributed by shareholders. Each shareholder owns the proportion of the Company corresponding to the amount of registered capital contributed by him or her. The liability of the shareholders is limited to the registered capital. Upon becoming a private company, the Company’s registered capital was 1 million Chinese renminbi yuan.

The Company’s registered capital was increased to 2 million yuan in March, 2002, to 3 million yuan in March, 2004, and to 7 million yuan on July 11, 2006.

The Company’s principal business is wholesale purchase and sale of pharmaceutical products, vaccines and medical instruments. The Company purchases from manufacturers, importers and first-level wholesalers, and sells primarily to hospitals, pharmacies and clinics.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

In 2001 the Company acquired 30% of an advertising company, Suzhou Boai Scientech Information Advertising Co. Ltd. In 2002 the Company acquired another 30% and in 2003 the Company acquired an additional 10%. This company ceased operations in February, 2006.

On December 18, 2006, the Company incorporated a new subsidiary, Suzhou Boai Vaccine Sales Co. Ltd. and started operating the vaccine sales business through this subsidiary.

Principles of Consolidation

The consolidated financial statements include accounts of the Company and its subsidiaries, Suzhou Boai Scientech Information Advertising Co. Ltd. and Suzhou Boai Vaccine Sales Co. Ltd.

All significant inter-company balances and transactions are eliminated. Minority interest represents the other shareholders’ interests in the net assets of the subsidiaries after deducting the minority interest share of net losses of the companies.

Cash and Cash Equivalents

Cash equivalents comprise certain highly liquid instruments with a maturity of three months or less when purchased. As at December 31, 2006, the Company did not have any cash equivalents.

Inventory

Inventory is carried at the lower of cost or estimated net realizable value. Inventory cost is determined on the weighted average cost basis.

Revenue recognition

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition." Under SAB 104, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

 Concentrations

Approximately 46% of the Company’s sales in 2006 (2005- 42%) are to its largest five customers and approximately 82% of the Company’s sales in 2006 (2005- 73%) are to its largest twenty customers. Two customers in 2006 (2005 - 3 customers) account for more than 10% of sales each, with sales totals of $2,597,184 and $1,859,636 (2005- $2,209,225, $1,724,650 and $1,633,797).

Approximately 85% of the Company’s sales are pursuant to a competitive bid process under which the Company is invited to bid on a price at which it will sell to state-owned institutions. There is significant competition in this business. Prices at the wholesale and retail levels are also subject to control by the government and may be changed by government decree.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

The Company purchases its products based on negotiated prices. Due to government price controls and the openness of the bidding process, the amount of variability in negotiated purchase prices is very limited. Negotiability for the majority of products is limited to approximately 1.5 % of the purchase price.

Accounts receivable

Accounts receivable are carried at estimated net realizable values net of provisions for uncollectible amounts. The Company has established an allowance for uncollectible accounts based on factors pertaining to credit risk, historical trends and other information. Delinquent accounts are written off when it is determined that the accounts are uncollectible.

Asset Retirement Obligations

The Company has adopted SFAS No. 143, Accounting for Asset Retirement Obligations which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred. The Company has no asset retirement obligations.

Fixed Assets

Fixed assets are carried at cost less a provision for depreciation on a straight-line basis over their estimated useful lives. Each asset is estimated to have a residual value of 3% of cost at the end of its useful life. Estimated useful lives are as follows:

Building	30 years
Climate control equipment	4 years
Computer software	4 years
Office furniture and equipment	2 to 5 years
Other equipment and fixtures	4 to 8 years
Vehicles	4 to 10 years

Expenditures for repairs and maintenance which do not materially extend the useful lives of property and fixed assets are charged to operations.

Advertising Expenses

Advertising expenses are expensed as incurred.

Foreign Currency

The Company’s operations are located in China, and the accounting records are maintained in Chinese Renminbi Yuan. The functional currency is the Chinese Renminbi Yuan. Transactions in foreign currencies other than the functional currency, if any, are remeasured into the functional currency at the rate in effect at the time of the transaction. Remeasurement gains and losses that arise from exchange rate fluctuations are included in income or loss from operations. Assets and liabilities denominated in the functional currency are translated into U.S. Dollars at the rate in effect at the balance sheet date. Revenue and expenses denominated in the functional currency are translated at the average exchange rate. Other comprehensive income includes the foreign exchange gains and losses that arise from translating from the functional currency into U.S. Dollars.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Actual results could differ from those estimates.

Loss Per Share

The Company does not present loss per share as the company’s capital is not represented by shares.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, loans receivable, short term loans payable and accounts payable at December 31, 2006. Accounts receivable are carried at estimated net realizable values net of provisions for uncollectible amounts. The carrying values of the remaining financial instruments reflected in these financial statements approximate their fair values due to the short-term maturity of the instruments.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities.

Income taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

Impairment of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-lived Assets. If impairment is deemed to exist, the asset will be written down to its fair value. Fair value is generally determined using a discounted cash flow analysis. The Company has not written down any fixed assets due to impairment.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions”. SFAS No. 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FASB No. 153 does not have a material impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”. SFAS No. 154 replaces APB Opinion No. 20 “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements”. SFAS No. 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 does not have any impact on the Company’s consolidated financial statements.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” (“SFAS No. 156”), which amends SFAS No. 140,” Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” In a significant change to current guidance, SFAS No. 156 permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities: (1) Amortization Method or (2) Fair Value Measurement Method. SFAS No. 156 is effective as of the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, that this new pronouncement will have on its financial statements.

In June 2006, the FASB issued SFAS Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Earlier application of the provisions of FIN 48 is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period this Interpretation is adopted. The Company is currently reviewing the effect, if any, that this new guidance with have on its financial statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. This statement does not require any new fair value measurements. However, for some entities, the application of the statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently reviewing the effect, if any, that this new pronouncement will have on its financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 123(R).” This statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets for a not-for-profit organization. This statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The Company does not expect the adoption of this pronouncement to have a material impact on its financial statements.

There were various other accounting standards and interpretations recently issued, none of which is expected to have a material impact on the Company's financial position, operations or cash flows.

3. ACCOUNTS RECEIVABLE

Trade accounts receivable consists of receivable for sales of product on credit, largely to hospitals. Accounts receivable are net of allowance for doubtful accounts in the amount of $232,750.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

4. LOANS TO UNRELATED PARTIES

The Company has loans receivable from staff and other companies. The loans receivable are carried at their face amounts, which approximate estimated net realizable values based on collection and settlement experience subsequent to December 31, 2006. The loans receivable do not bear interest and have no stated terms of repayment.

5. INVENTORY

Inventory is net of a provision in the amount of $67,691 to reduce the carrying value of inventory to its estimated net realizable value.

6. FIXED ASSETS

Fixed assets consist of the following:
December 31, 2006

Building	$408,323
Climate control equipment	37,951
Computer software	10,901
Office furniture and equipment	86,757
Other equipment	34,391
Vehicles	54,004

632,327
Less: Accumulated depreciation	155,681

$476,646

Building consists of the fourth floor of the office building in which the Company’s offices are located. The building is situated on state-owned land. The Company has the right to occupy the land until 2049 under a land use certificate issued by the People’s Republic of China Ministry of Land and Resources and registered with the Suzhou Bureau of Land and Resources.

7. SHORT-TERM LOANS

The Company has obligations under the following loan agreements:

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005

Name of lender	Principal amount	Due date (1)	Interest rate	Security (2)
Bank of Communications	640,500	December 6, 2007	Prime plus 1.1%	Guarantee
Commercial Bank	896,700	August 25, 2007	6.12%	Guarantee
Commercial Bank	384,300	October 9, 2007	5.61%	Guarantee
Various employees	208,163	Various from January to April, 2007	7%	None

	2,129,663

(1)	Each loan is payable in a lump sum when due. Interest is payable monthly.
(2)
The loans from the banks are guaranteed by commercial guarantee companies for fees of 1.6% of the amount of the principal. The fees are amortized to income over the term of the respective loans. Guarantee fees of $39,167 were paid in 2006 (2005 - $9,473) and $17,950 was charged to expense in 2006 (2005 - $ 6,811). Under the bank loan and guarantee agreements, the Company agrees to notify and get approval from the banks and guarantors for any change in company structure, senior management, cessation of operations, financial difficulties, major litigation or other events that could be detrimental to the interests of the banks and guarantee companies. The two largest shareholders of the Company have provided secondary guarantees to the guarantee companies. The shareholders have pledged real estate with estimated value of $589,000 as security for the secondary guarantees.

8. SHAREHOLDER LOANS

The loan to a shareholder does not bear interest and has no stated terms of repayment.

9. DISCONTINUED OPERATIONS

Discontinued operations consist of the operations of Suzhou Boai Scientech Information Advertising Co. Ltd., which ceased operations in 2006. The assets of this company have been written down to $0 to reflect estimated net realizable value. Loss from discontinued operations for 2006 includes $6,030 related to write-down of assets (2005 - $3,712).

10. INCOME TAXES

The Company is subject to income taxes in China. The company had no income tax expense during the reported periods due to net operating losses.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

A reconciliation of income tax expense to the amount computed at the statutory rates is as follows:

	2006	2005
(Loss) for the year	$(128,842)	$(72,610)
Average statutory tax rate in China	33%	33%

Expected income tax provision	$(42,518)	$(23,961)
Tax basis of deferred expenses in excess of book cost	29,862	4,895
Unrecognized tax losses	12,656	19,066

Income tax expense	$--	$--

Significant components of deferred income tax assets are as follows:

2006
Operating losses carried forward	48,214
Excess of tax basis over book cost of deferred expenses in China	$166,329
Valuation allowance	(214,543)

Net deferred income tax assets	$-

The Company has tax losses carried forward for Chinese tax purposes of approximately $146,000 which will expire in 2011 if not utilized.

11. SEGMENTED INFORMATION

The Company is operating in a single geographic market, the People’s Republic of China. The Company is principally operating in a single operating segment, the wholesale sales of drugs and medical supplies.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2006 and 2005
(Expressed in US Dollars)

12. SUBSEQUENT EVENTS

On April 16, 2007 the Company incorporated a wholly-owned subsidiary, Suzhou Boai Medical Instrument Co. Ltd. Under the laws of the People’s Republic of China. The new subsidiary will carry out the medical supplies sales for the Company.

Subsequent to the year end the shareholder loan has been repaid to the Company.

On August 6, 2007 the shareholders of the company sold a 90% interest in the Company to a Chinese subsidiary of a United States public company.

Between January 1, 2007 and June 30, 2007 the Company increased its short term bank loans from $ 1,921,500 to $2,628,000.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Balance Sheet
(Expressed in US Dollars)
Unaudited - Prepared by Management

Note 1 - Basis of Presentation - going concern	June 30	December 31
	2007	2006
ASSETS

CURRENT ASSETS
Cash	$366,586	$223,673
Accounts receivable (Note 3)	4,957,965	4,089,070
Loans to unrelated parties (Note 4)	397	101,486
Shareholder loans (Note 8)	-	63,637
Inventory (Note 5)	939,731	1,189,064
Prepaid expenses and deposits	295,724	336,851
Total current assets	6,560,403	6,003,781

Fixed assets (Note 6)	473,667	476,646

Total assets	$7,034,070	$6,480,427

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term loans (Note 7)	$2,628,000	$2,129,663
Accounts payable	3,587,634	3,987,482
Shareholder loans (Note 8)	26,280	-
Liabilities of discontinued operations	33,914	33,062
Other current liabilities	177,500	106,537
Total current liabilities	6,453,328	6,256,744

COMMITMENTS AND CONTINGENCIES (Notes 1, 2, 3, 4, 5, 7, 8, 9, 10 and 12)

STOCKHOLDERS' EQUITY
Registered capital.	1,249,900	863,200
Additional paid-in capital	19,744	2,770
Accumulated deficit	(711,328)	(650,133)
Accumulated other comprehensive income	22,426	7,846
Total stockholders' equity	580,742	223,683

Total liabilities and stockholders' equity	$7,034,070	$6,480,427

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Statements of Operations
(Expressed in US Dollars)
Unaudited - Prepared by Management

	Six months ended June 30
	2007	2006

REVENUE
Sales	$11,300,810	$8,612,500
Cost of goods sold	10,706,919	8,027,452
Gross profit	593,891	585,048

EXPENSES
Advertising and promotion	160,741	127,971
Depreciation	15,520	15,368
Bad debts	33,363	11,205
Salaries and benefits	130,838	124,272
Other	201,242	285,472
Total expenses	541,704	564,288

Net income for the period before interest and discontinued operations	52,187	20,760

INTEREST EXPENSE	113,382	34,386

Net (loss) for the period before discontinued operations	(61,195)	(13,626)

(LOSS) FROM DISCONTINUED OPERATIONS	-	(6,707)

Net (loss) for the period	(61,195)	(20,333)

Other comprehensive income (loss)
Foreign currency translation	14,580	(698)

Comprehensive (loss)	$(46,615)	$(21,031)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Statements of Cash Flows
(Expressed in US Dollars)
Unaudited - Prepared by Management
	Six months ended June 30

	2007	2006
Cash and cash equivalent from (used in) operating activities:

Net (loss)	$(61,195)	$(20,333)

Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation	15,520	15,368
Loss on disposition of fixed assets	-	12,410
Net change in operating assets and liabilities:
Accounts receivable	(868,895)	(457,297)
Inventory	249,333	37,593
Prepaid expenses and deposits	41,127	361,228
Accounts payable	(399,848)	(5,109)
Liabilities of discontinued operations	852	8,403
Other current liabilities	70,963	69,804

Net cash and cash equivalent from (used in) operating activities	(952,143)	22,067

Cash and cash equivalent from (used in) investing activities:
Purchases of fixed assets	(263)	(28,107)
Proceeds of disposition of fixed assets	-	21,518

Net cash and cash equivalent (used in) investing activities	(263)	(6,589)

Cash and cash equivalent from (used in) financing activities:
Loans made to unrelated parties	-	(160,290)
Repayment of loans by unrelated parties	101,089	-
Repayment of loans by shareholders	63,637	-
Contributions of capital by shareholders	403,674	-
Increase in short-term loans	498,337	-
Repayments of short-term loans	-	(4,686)
Loans received from shareholders	26,280	25,464
Net cash and cash equivalent from (used in) financing activities	1,093,017	(139,512)

Effect of other comprehensive income (loss) on cash	2,302	(1,698)

Increase (decrease) in cash and cash equivalent	142,913	(125,732)

Cash and cash equivalent, beginning of period	223,673	416,667
Cash and cash equivalent, end of period	$366,586	$290,935

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Consolidated Statement of Stockholders' Equity
(Expressed in US Dollars)
Unaudited - Prepared by Management

	Registered Capital	Additional paid-in capital	Cumulative Other Comprehensive Income	(Deficit)	Stockholders’ Equity

Balance December 31, 2006	$863,200	$2,770	$7,846	$(650,133)	$223,683

Contributions of capital by shareholders February 12, 2007 pursuant to increase in registered capital	386,700	-	-	-	386,700
Contributions of capital by shareholders April 30, 2007 by way of forgiveness of loans	-	16,974	-	-	16,974
Net loss for the period	-	-	14,580	(61,195)	(46,615)

Balance June 30, 2007	$1,249,900	$19,744	$22,426	$(711,328)	$580,742

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

1. BASIS OF PRESENTATION - GOING CONCERN

These consolidated financial statements have been prepared on a going-concern basis which assumes that the Company will be able to realize assets and discharge liabilities in the normal course of business for the foreseeable future.

The Company has experienced losses since commencement of operations amounting to $711,328, and has minimal working capital and an accumulated deficit as of June 30, 2007, which raise substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to meet its commitments as they become payable is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations. There are no assurances that the Company will be successful in achieving these goals.

The Company operates in an industry and country where prices are subject to government control. The Company’s ability to set prices to generate sufficient gross profit to cover operating costs is limited. Management’s plan is to actively search for new sources of capital, and to use new capital to reduce debt and expand operations to in order to reduce interest costs and increase gross profit through greater sales volume. See subsequent events Note 12 related to the sale of 90% of the Company.

These financial statements do not give effect to adjustments to the amounts and classifications to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

The unaudited financial statements as of June 30, 2007 included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. It is suggested that these financial statements be read in conjunction with the December 31, 2006 audited financial statements and notes thereto.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

The Company was established as a state-owned enterprise under the laws of the People’s Republic of China on September 19, 1992 with the name Suzhou Boai Medicine and Health Care Products Service Company. In 2001 the Company changed its name to Suzhou Boai Medical Development Co. Ltd. On September 25, 2001 the Company became a private company without shares. Under Chinese law this type of company does not issue shares, but has registered capital contributed by shareholders. Each shareholder owns the proportion of the Company corresponding to the amount of registered capital contributed by him or her. The liability of the shareholders is limited to the registered capital. Upon becoming a private company, the Company’s registered capital was 1 million Chinese renminbi yuan.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

The Company’s registered capital was increased to 2 million yuan in March, 2002, to 3 million yuan in March, 2004, to 7 million yuan on July 11, 2006, and to 10 million yuan on February 12, 2007.

The Company’s principal business is wholesale purchase and sale of pharmaceutical products, vaccines and medical instruments. The Company purchases from manufacturers, importers and first-level wholesalers, and sells primarily to hospitals, pharmacies and clinics.

In 2001 the Company acquired 30% of an advertising company, Suzhou Boai Scientech Information Advertising Co. Ltd. In 2002 the Company acquired another 30% and in 2003 the Company acquired an additional 10%. This company ceased operations in February, 2006.

On December 18, 2006, the Company incorporated a new subsidiary, Suzhou Boai Vaccine Sales Co. Ltd. and started operating the vaccine sales business through this subsidiary.

On April 16, 2007, the Company incorporated a new subsidiary, Suzhou Boai Medical Instrument Co. Ltd. and started operating the medical supplies sales business through this subsidiary.

Principles of Consolidation

The consolidated financial statements include accounts of the Company and its subsidiaries, Suzhou Boai Scientech Information Advertising Co. Ltd., Suzhou Boai Vaccine Sales Co. Ltd. and Suzhou Boai Medical Instrument Co. Ltd.

All significant inter-company balances and transactions are eliminated. Minority interest represents the other shareholders’ interests in the net assets of the subsidiaries after deducting the minority interest share of net losses of the companies.

Cash and Cash Equivalents

Cash equivalents comprise certain highly liquid instruments with a maturity of three months or less when purchased. As at June 30, 2007, the Company did not have any cash equivalents.

Inventory

Inventory is carried at the lower of cost or estimated net realizable value. Inventory cost is determined on the weighted average cost basis.

Revenue recognition

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition." Under SAB 104, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

Concentrations

Approximately 45% of the Company’s sales are to its largest five customers and approximately 80% of the Company’s sales are to its largest twenty customers.

Approximately 85% of the Company’s sales are pursuant to a competitive bid process under which the Company is invited to bid on a price at which it will sell to state-owned institutions. There is significant competition in this business. Prices at the wholesale and retail levels are also subject to control by the government and may be changed by government decree.

The Company purchases its products based on negotiated prices. Due to government price controls and the openness of the bidding process, the amount of variability in negotiated purchase prices is very limited. Negotiability for the majority of products is limited to approximately 1.5 % of the purchase price.

Accounts receivable

Accounts receivable are carried at estimated net realizable values net of provisions for uncollectible amounts. The Company has established an allowance for uncollectible accounts based on factors pertaining to credit risk, historical trends and other information. Delinquent accounts are written off when it is determined that the accounts are uncollectible.

Asset Retirement Obligations

The Company has adopted SFAS No. 143, Accounting for Asset Retirement Obligations which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred. The Company has no asset retirement obligations.

Fixed Assets

Fixed assets are carried at cost less a provision for depreciation on a straight-line basis over their estimated useful lives. Each asset is estimated to have a residual value of 3% of cost at the end of its useful life. Estimated useful lives are as follows:

Building	30 years
Climate control equipment	4 years
Computer software	4 years
Office furniture and equipment	2 to 5 years
Other equipment and fixtures	4 to 8 years
Vehicles	4 to 10 years

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

Expenditures for repairs and maintenance which do not materially extend the useful lives of property and fixed assets are charged to operations.

Advertising Expenses

Advertising expenses are expensed as incurred.

Foreign Currency

The Company’s operations are located in China, and the accounting records are maintained in Chinese Renminbi Yuan. The functional currency is the Chinese Renminbi Yuan. Transactions in foreign currencies other than the functional currency, if any, are remeasured into the functional currency at the rate in effect at the time of the transaction. Remeasurement gains and losses that arise from exchange rate fluctuations are included in income or loss from operations. Assets and liabilities denominated in the functional currency are translated into U.S. Dollars at the rate in effect at the balance sheet date. Revenue and expenses denominated in the functional currency are translated at the average exchange rate. Other comprehensive income includes the foreign exchange gains and losses that arise from translating from the functional currency into U.S. Dollars.

Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Actual results could differ from those estimates.

Loss Per Share

The Company does not present loss per share as the company’s capital is not represented by shares.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, loans receivable, short term loans payable and accounts payable at June 30, 2007. Accounts receivable are carried at estimated net realizable values net of provisions for uncollectible amounts. The carrying values of the remaining financial instruments reflected in these financial statements approximate their fair values due to the short-term maturity of the instruments.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities.

Income taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Impairment of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-lived Assets. If impairment is deemed to exist, the asset will be written down to its fair value. Fair value is generally determined using a discounted cash flow analysis. The Company has not written down any fixed assets due to impairment.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions”. SFAS No. 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FASB No. 153 does not have a material impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”. SFAS No. 154 replaces APB Opinion No. 20 “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements”. SFAS No. 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 does not have any impact on the Company’s consolidated financial statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” (“SFAS No. 156”), which amends SFAS No. 140,” Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” In a significant change to current guidance, SFAS No. 156 permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities: (1) Amortization Method or (2) Fair Value Measurement Method. SFAS No. 156 is effective as of the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company is currently reviewing the effect, if any, that this new pronouncement will have on its financial statements.

In June 2006, the FASB issued SFAS Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Earlier application of the provisions of FIN 48 is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period this Interpretation is adopted. The Company is currently reviewing the effect, if any, that this new guidance with have on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. This statement does not require any new fair value measurements. However, for some entities, the application of the statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently reviewing the effect, if any, that this new pronouncement will have on its financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 123(R).” This statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets for a not-for-profit organization. This statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The Company does not expect the adoption of this pronouncement to have a material impact on its financial statements.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

There were various other accounting standards and interpretations recently issued, none of which is expected to have a material impact on the Company's financial position, operations or cash flows.

3. ACCOUNTS RECEIVABLE

Trade accounts receivable consists of receivable for sales of product on credit, largely to hospitals. Accounts receivable are net of allowance for doubtful accounts in the amount of $254,180 (December 31, 2006 -$232,750).

4. LOANS TO UNRELATED PARTIES

The Company has loans receivable from staff and other companies. The loans receivable are carried at their face amounts, which approximate estimated net realizable values based on collection and settlement experience subsequent to June 30, 2007. The loans receivable do not bear interest and have no stated terms of repayment.

5. INVENTORY

Inventory is net of a provision in the amount of $67,691 to reduce the carrying value of inventory to its estimated net realizable value.

6. FIXED ASSETS

Fixed assets consist of the following:
	June 30, 2007	December 31, 2006

Building	$418,842	$408,323
Climate control equipment	38,929	37,951
Computer software	11,182	10,901
Office furniture and equipment	89,254	86,757
Other equipment	35,276	34,391
Vehicles	55,396	54,004

	648,879	632,327
Less: Accumulated depreciation	175,212	155,681

	$473,667	$476,646

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

Building consists of the fourth floor of the office building in which the Company’s offices are located. The building is situated on state-owned land. The Company has the right to occupy the land until 2049 under a land use certificate issued by the People’s Republic of China Ministry of Land and Resources and registered with the Suzhou Bureau of Land and Resources.

7. SHORT-TERM LOANS

The Company has obligations under the following loan agreements:

Name of lender	Principal amount June 30, 2007	Principal amount December 30, 2006	Due date (1)	Interest rate	Security (2)
Bank of Communications	$919,800	$640,500	December 6, 2007	Prime plus 1.1%	Guarantee
Bank of Communications	394,200	-	July 13, 2007	Prime plus 1.1%	Guarantee
Commercial Bank	919,800	896,700	August 25, 2007	6.12%	Guarantee
Commercial Bank	394,200	384,300	October 9, 2007	5.61%	Guarantee
Various employees	-	208,163	Various from January to April, 2007	7%	None

	$2,628,000	$2,129,663

(1)	Each loan is payable in a lump sum when due. Interest is payable monthly.
(2)
The loans from the banks are guaranteed by commercial guarantee companies for fees of 1.6% of the amount of the principal. The fees are amortized to income over the term of the respective loans. Guarantee fees of $20,000 were paid in the six months ended June 30, 2007 and $215,000 was charged to expense in the six months ended June 30, 2007. Under the bank loan and guarantee agreements, the Company agrees to notify and get approval from the banks and guarantors for any change in company structure, senior management, cessation of operations, financial difficulties, major litigation or other events that could be detrimental to the interests of the banks and guarantee companies. The two largest shareholders of the Company have provided secondary guarantees to the guarantee companies. The shareholders have pledged real estate with estimated value of $589,000 as security for the secondary guarantees.

8. SHAREHOLDER LOANS

The loans to and from shareholders do not bear interest and have no stated terms of repayment.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

9. DISCONTINUED OPERATIONS

Discontinued operations consist of the operations of Suzhou Boai Scientech Information Advertising Co. Ltd., which ceased operations in 2006. The assets of this company have been written down to $0 to reflect estimated net realizable value.

10. INCOME TAXES

The Company is subject to income taxes in China. The company had no income tax expense during the reported periods due to net operating losses.

A reconciliation of income tax expense to the amount computed at the statutory rates is as follows:

	2007	2006
(Loss) for the six months ended June 30	$(61,195)	$(20,333)
Average statutory tax rate in China	33%	33%

Expected income tax provision	$(20,194)	$(6,710)
Tax basis of deferred expenses in excess of book cost	18,569	5,368
Unrecognized tax losses	1,625	1,342

Income tax expense	$--	$--

Significant components of deferred income tax assets are as follows:

June 30, 2007
Operating losses carried forward	49,840
Excess of tax basis over book cost of deferred expenses in China	$184,898
Valuation allowance	(234,738)

Net deferred income tax assets	$-

The Company has tax losses carried forward for Chinese tax purposes of approximately $151,000 which will expire in 2012 if not utilized.

SUZHOU BOAI MEDICAL DEVELOPMENT CO. LTD.
AND CONSOLIDATED SUBSIDIARIES
Notes to Consolidated Financial Statements
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

11. SEGMENTED INFORMATION

The Company is operating in a single geographic market, the People’s Republic of China. The Company is principally operating in a single operating segment, the wholesale sales of drugs and medical supplies.

12. SUBSEQUENT EVENTS

On August 6, 2007 the shareholders of the company sold a 90% interest in the Company to a Chinese subsidiary of a United States public company.

SINOBIOMED INC.
Pro forma Consolidated Financial Information
December 31, 2006
(Expressed in US Dollars)
Unaudited - Prepared by Management

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated statement of operations and explanatory notes give effect to the reverse take-over by Wanxin Bio-technology Limited (“Wanxin”) of Sinobiomed Inc., formerly CDoor Corp. (“Sinobiomed”) and to the acquisition of Suzhou Boai Medical Development Co. Ltd. (“Boai”) by a subsidiary of Sinobiomed.

The pro forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated statement of operations has been prepared utilizing the historical financial statements of Sinobiomed and Wanxin and Boai and should be read in conjunction with the historical financial statements and notes thereto.

The transactions giving rise to the consolidated entity are:

•
a purchase by Sinobiomed of all the shares of Wanxin (the “Reverse Take-over”) in consideration for 1,750,000 pre-forward stock split shares (corresponding to 70,000,000 post- forward stock split shares) of Sinobiomed on January 12, 2007, followed by a 40 for 1 forward stock split of Sinobiomed and the surrender and cancellation of 76,000,000 (post-split) shares of Sinobiomed; and

•
a purchase by a subsidiary of Sinobiomed of a 90% interest in Boai (the “Acquisition”) on August 6, 2007 in consideration for 18 Million Chinese yuan (approximately $US $2,365,000) and a commitment to donate to charity the sum of 300,000 Chinese yuan (approximately $US $39,000) per year.

The pro forma consolidated statement of operations has been prepared as if the Reverse Take-over and the Acquisition had been consummated on January 1, 2006 and carried through to December 31, 2006.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

SINOBIOMED INC.
Pro forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
(Expressed in US Dollars)
Unaudited - Prepared by Management

	Wanxin Bio-technology Limited	Sinobiomed Inc.	Suzhou Boai	Pro forma adjustment	Pro forma

REVENUE
Sales	$773,882	$-	$18,298,863	$-	$19,072,745
Cost of goods sold	595,185	-	17,212,397	-	17,807,582
Gross profit	178,697	-	1,086,466	-	1,265,163
Income from grants, consulting and outside manufacturing	2,087,613	-	-	-	2,087,613
	2,266,310	-	1,086,466	-	3,352,776

EXPENSES
Advertising and promotion	21,948	-	294,289	-	316,237
Bad debts	-	-	28,886	-	28,886
Depreciation and amortization (Note 1)	67,927	2,097	35,081	(2,097)	103,008
Freight	13,211	-	-	-	13,211
General and administration and other (Note 1)	1,210,623	104,913	516,639	(304,913)	1,527,262
Repairs and maintenance	22,129	-	-	-	22,129
Research and development	1,678,318	-	-	-	1,678,318
Salaries and benefits	329,411	-	251,454	-	580,865
Travel	84,360	-	-	-	84,360
Write-off of patent (Note 1)	-	5,293	-	(5,293)	-
Total expenses	3,427,927	112,303	1,126,349	(312,303)	4,354,276

Net (loss) for the period from operations	(1,161,617)	(112,303)	(39,883)	312,303	(1,001,500)

OTHER EXPENSES
Interest and bank charges	2,006,480	-	80,977	-	2,087,457
Loss from discontinued operations			7,982		7,982
Losses on loans and guarantees to other parties	145,575	-	-	-	145,575
Net (loss) for the period before minority interests
	(3,313,672)	(112,303)	(128,842)	312,303	(3,242,514)

Minority interest in loss for the period	4,970	-	-	-	4,970

Net (loss) for the period	(3,308,702)	(112,303)	(128,842)	312,303	(3,237,544)

Other comprehensive income (loss)
Foreign currency translation	(517,224)	-	7,943	-	(509,281)

Comprehensive (loss)	$(3,825,926)	$(112,303)	$(120,899)	$312,303	$(3,746,825)
Net (loss) per common share - basic and fully diluted:

Net (loss) for the period	$(1,891)	$(0.00)			$(0.03)

Weighted average number of common stock outstanding
	1,750	103,671,233			115,000,000

SINOBIOMED INC.
Pro forma Consolidated Financial Information
December 31, 2006
(Expressed in US Dollars)
Unaudited - Prepared by Management

EXPLANATORY NOTES

Pro forma adjustments

1.
Adjustments in the pro forma consolidated statement of operations assuming the Reverse Take-over had occurred January 1, 2006 are the elimination of expenses related to the patent owned by Sinobiomed, elimination of duplicated professional fees and elimination of costs related to the Reverse Take-over.

Assumptions

1.
The write down of the carrying value of the patent owned by Sinobiomed related to the previous business to $nil and professional fees and other expenses incurred related to the Reverse Take-over transaction are assumed to have been incurred in the previous year.

2.
The number of shares used on the pro forma net loss per share is based on the weighted average number of shares of Sinobiomed that would have been outstanding in the year had the reverse take-over and related events occurred on January 1, 2006.

SINOBIOMED INC.
Pro forma Consolidated Financial Information
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated balance sheet, pro forma consolidated statement of operations and explanatory notes give effect to the acquisition of Suzhou Boai Medical Development Co. Ltd. (“Boai”) by a subsidiary of Sinobiomed Inc. (“Sinobiomed”).

The pro forma consolidated balance sheet, pro forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated balance sheet and the pro forma consolidated statement of operations have been prepared utilizing the historical financial statements of Boai and Sinobiomed and should be read in conjunction with the historical financial statements and notes thereto.

The transactions giving rise to the consolidated entity are a purchase by a subsidiary of Sinobiomed of a 90% interest in Boai on August 6, 2007 in consideration for 18 Million Chinese yuan (approximately $US $2,365,000) and a commitment to donate to charity the sum of 300,000 Chinese yuan (approximately $US $39,000) per year.

The pro forma consolidated statement of operations has been prepared as if the acquisition had been consummated on January 1, 2007 and carried through to June 30, 2007. The pro forma consolidated balance sheet has been prepared as if the acquisition was consummated on June 30, 2007.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

SINOBIOMED INC.
AND CONSOLIDATED SUBSIDIARIES
Pro forma Consolidated Balance Sheets
June 30, 2007
(Expressed in US Dollars)
Unaudited- Prepared by Management

	Sinobiomed	Suzhou Boai	Pro forma adjustment	Pro forma

ASSETS

CURRENT ASSETS
Cash - unrestricted (Note 1)	$1,288,846	$366,586	$(709,560)	$945,872
Cash - restricted	2,397	-	-	2,397
Accounts receivable	310,860	4,957,965	-	5,268,825
Loans to unrelated parties	951	397	-	1,348
Inventory	343,518	939,731	-	1,283,249
Prepaid expenses	103,177	295,724	-	398,901
Total current assets	2,049,749	6,560,403	(709,560)	7,900,592

Fixed assets	6,731,837	473,667	-	7,205,504
Goodwill (Note 1)	-	-	2,630,932	2,630,932

Total assets	$8,781,586	$7,034,070	$1,921,372	$17,737,028

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Short-term loans	$11,530,460	$2,628,000	$-	$14,158,460
Accounts payable	160,891	3,587,634	-	3,748,525
Interest payable	4,247,965	-	-	4,247,965
Unearned revenue	78,176	-	-	78,176
Shareholder loans	2,569,322	26,280	-	2,595,602
Liabilities of discontinued operations	-	33,914	-	33,914
Other current liabilities (Note 1)	1,449,414	177,500	2,444,040	4,070,954
Total current liabilities	20,036,228	6,453,328	2,444,040	28,933,596

MINORITY INTEREST (Note 1)	-	-	58,074	58,074

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock
Authorized 250,000,000 shares at par value of $ .0001 each Issued and outstanding 125,382,668 shares	12,538		-	12,538
Additional paid-in capital (Note 1)	17,695,040	1,269,644	(1,269,644)	17,695,040
Subscriptions received	491,000		-	491,000
Accumulated (deficit) (Note 1)	(28,182,272)	(711,328)	711,328	(28,182,272)
Accumulated other comprehensive income (loss) (Note 1)	(1,270,948)	22,426	(22,426)	(1,270,948)
Total stockholders' equity (deficit)	(11,254,642)	580,742	(580,742)	(11,254,642)

Total liabilities and stockholders' equity (deficit)	$8,781,586	$7,034,070	$1,921,372	$17,737,028

SINOBIOMED INC.
AND CONSOLIDATED SUBSIDIARIES
Pro forma Consolidated Statements of Operations
For the Six Months ended June 30, 2007
(Expressed in US Dollars)
Unaudited- Prepared by Management

	Sinobiomed	Suzhou Boai	Pro forma adjustment	Pro forma

REVENUE
Sales	$562,497	$11,300,810	$-	$11,863,307
Cost of goods sold	388,786	10,706,919	-	11,095,705
Gross profit	173,711	593,891	-	767,602
Other income	157,046	-	-	157,046
	330,757	593,891	-	924,648

EXPENSES
Advertising and promotion	2,665	160,741	-	163,406
Bad debts	-	33,363	-	33,363
Depreciation	44,610	15,520	-	60,130
Freight	3,035	-	-	3,035
General and administration and other	1,272,204	201,242	-	1,473,446
Repairs and maintenance	17,899	-	-	17,899
Research and development	696,144	-	-	696,144
Salaries and benefits	271,260	130,838	-	402,098
Stock-based compensation	1,153,610	-	-	1,153,610
Travel	138,420	-	-	138,420
Total expenses	3,599,847	541,704	-	4,141,551

Net (loss) for the period from operations	(3,269,090)	52,187	-	(3,216,903)

OTHER EXPENSES
Interest and bank charges	681,660	113,382	-	795,042
Losses on loans and guarantees to other parties	147,111	-	-	147,111
Net (loss) for the period before minority interests
	(4,097,861)	(61,195)	-	(4,159,056)

Minority interest in loss for the period	8,039	-	-	8,039

Net (loss) for the period	$(4,089,822)	$(61,195)	$-	$(4,151,017)

Other comprehensive income (loss)
Foreign currency translation	$(455,781)	$14,580		$(441,201)

Comprehensive (loss)	$(4,545,603)	$(46,615)	$-	$(4,592,218)

Net (loss) per common share - basic and fully diluted:
Net (loss) for the period	$(0.03)			$(0.03)
Weighted average number of common stock outstanding
	141,238,584			141,238,584

The accompanying notes to the consolidated financial statements are an integral part of these statements.

SINOBIOMED INC.
Pro forma Consolidated Financial Information
June 30, 2007
(Expressed in US Dollars)
Unaudited - Prepared by Management

EXPLANATORY NOTES

Pro forma adjustments

1.
The adjustment to the balance sheet for the acquisition is to recognize the consideration for the acquisition, being 30% of the consideration payable in cash at time of closing and accrual of the remainder of the consideration, to recognize goodwill equal to the difference between the total consideration and the fair value of the net assets acquired, and to recognize the 10% minority interest in Boai. The obligation to donate approximately $39,000 per year to charity has been accrued at the net present value of the obligation at an interest rate of 5% per annum. The shareholder’s equity of Boai is eliminated as is standard in consolidation of acquired entities.